LEHMAN BROTHERS RESERVE LIQUIDITY FUNDS(R)
        Prime Reserve Portfolio            Money Market Reserve Portfolio
        Treasury Obligations Reserve Portfolio

SUPPLEMENT TO THE PROSPECTUS DATED JULY 29, 2008
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2008
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PARTICIPATION IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE
PROGRAM FOR MONEY MARKET FUNDS

Prime Reserve Portfolio (the "Portfolio") is a participant in the Temporary Guarantee Program for Money Market Funds (the "Program") offered by the United States Department of the Treasury ("U.S. Treasury").

Subject to certain conditions and limitations, in the event that the per share value of the Portfolio falls below $0.995 and the Portfolio liquidates its holdings, the Program guarantees investors of the Portfolio $1.00 per share for the lesser of either the number of shares the investor held in the Portfolio on September 19, 2008 or the number of shares the investor held on the date the net asset value fell below $0.995. THE PROGRAM APPLIES ONLY TO SHAREHOLDERS OF RECORD ON SEPTEMBER 19, 2008 WHO MAINTAIN AN ACCOUNT WITH THE PORTFOLIO FROM THE CLOSE OF BUSINESS ON THAT DATE THROUGH THE DATE ON WHICH THE PORTFOLIO'S PER SHARE VALUE FALLS BELOW $0.995, IF THIS WERE TO OCCUR, OR THE DATE ON WHICH THE PROGRAM TERMINATES.

The Program will provide coverage to qualifying shareholders for the period ending April 30, 2009. The cost for the Portfolio to participate in this initial period of the Program is 0.025% of the net asset value of the Portfolio as of September 19, 2008; this expense was borne by the Portfolio.

The Secretary of the U.S. Treasury may extend the Program beyond April 30, 2009 through September 18, 2009. If the Program is extended, the Board of Trustees of the Portfolio will consider whether the Portfolio will continue to participate and, if so, the Portfolio would be required to pay additional fees. As of the date of this Supplement, assets available to the Program to support all participating money market funds is limited to $50 billion and payments under the Program are dependent on the availability of assets in the Program at the time a request for payment is made. More information about the Program is available at http://www.ustreas.gov. The U.S. Treasury has not in any manner approved, endorsed, sponsored or authorized this prospectus supplement, the prospectus referred to above, or the Portfolio.

AS A RESULT OF PARTICIPATING IN THE PROGRAM, THE PORTFOLIO'S FEE TABLE ON PAGE 11 OF ITS PROSPECTUS IS REVISED AS FOLLOWS:

     o "Other Expenses" and "Total Annual Operating Expenses" are each increased by 0.025%.

     o    The following footnote is added to the Fee Table:

               (1) "Other Expenses" has been restated to reflect the Portfolio's participation in the U.S. Department of the Treasury's Money Market Fund Guarantee Program. This expense will not be waived or reimbursed under any expense limitation arrangement with Neuberger Berman Management LLC (formerly, NBMI).

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THE FOLLOWING REPLACES THE EXPENSE EXAMPLE TABLE FOR THE PORTFOLIO ON PAGE 11 OF
ITS PROSPECTUS:

                    1 Year        3 Years        5 Years       10 Years
Expenses             $23            $64            $110          $246

SHARES OF MONEY MARKET RESERVE PORTFOLIO AND TREASURY OBLIGATIONS RESERVE PORTFOLIO NOT FOR SALE

Shares of Money Market Reserve Portfolio and Treasury Obligations Reserve Portfolio are not available for sale.

THE DATE OF THIS SUPPLEMENT IS DECEMBER 8, 2008.


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